UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 1, 2013

ARCHER-DANIELS-MIDLAND COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois	62526
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (217) 424-5200

Item 2.02	Results of Operations and Financial Condition.

On May 1, 2013, Archer-Daniels-Midland Company (ADM) issued a press release announcing first quarter results.  A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ADM is making reference to non-GAAP financial measures in both the press release and the conference call.  A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 8.01
Other Events.

On May 1, 2013, ADM issued a press release in connection with the GrainCorp Limited transaction, which was previously referenced in an 8K filed with the SEC on April 26, 2013.  A copy of this May 1, 2013 press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	The following exhibits are furnished or filed, as applicable, herewith:

99.1 99.2	Press release dated May 1, 2013 announcing first quarter results. Press release dated May 1, 2013 in connection with GrainCorp Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: May 1, 2013	By	/s/ Marschall I. Smith
Marschall I. Smith Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1 99.2	Press Release dated May 1, 2013 Press Release dated May 1, 2013